Exhibit 32

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this Annual Report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.




Date: February 23, 2005                  /s/ Peter C. Nelson
                                         PETER C. NELSON
                                         Chief Executive Officer
                                         California Water Service Group



Date: February 23, 2005                  /s/ Richard D. Nye
                                         RICHARD D. NYE
                                         Chief Financial Officer
                                         California Water Service Group